UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2016
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FLAMEL TECHNOLOGIES S.A.
(Exact name of registrant as specified in its charter)
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Republic of France (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-0639540 (I.R.S. Employer Identification No.)
Parc Club du Moulin à Vent 33, avenue du Docteur Georges Levy 69200 Vénissieux France (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant’s telephone number, including area code: 011 +33 472 78 34 34
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events.

As previously announced, Flamel Technologies S.A. ("Flamel") and Avadel Pharmaceuticals Limited ("Avadel") have entered into a common draft terms of cross-border merger (the "Merger Agreement") with respect to the proposed merger of Flamel and Avadel (the "Merger").  Avadel is an Irish corporation and a direct, wholly-owned subsidiary of Flamel.  Subject to the Approval of the Irish High Court (the "High Court"), it is proposed that the Merger will be effective as of December 31, 2016.  On October 24, 2016, the High Court issued an order (the "Order") regarding certain legal requirements pertaining to the Merger. A copy of the Order is attached as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the Order, the High Court will conduct a hearing (the "Hearing") on November 25, 2016 at 11:00 a.m. (Irish Time), at the Four Courts, Inns Quay, Dublin 7, Ireland.  At the Hearing, the High Court will set the effective date and time of the Merger as part of its order approving the Merger.  In accordance with the Merger Agreement, prior to issuing its order approving the Merger, the High Court will make a determination as to whether the terms and conditions of the Merger are fair (both procedurally and substantively) to the shareholders of each of the merging companies (including Flamel). The High Court will make its fairness determination and issue such order after holding the Hearing.  The Hearing will be held in open court, and all interested parties, including the shareholders of each of the merging companies ("Interested Parties"), will have an opportunity to attend and be heard at the Hearing.  By newspaper advertisements, Interested Parties were given notice of the Hearing, and informed that any Interested Party intending to appear at the Hearing should give notice to the solicitors for Flamel and Avadel (c/o Arthur Cox, Solicitors for Flamel and Avadel, Earlsfort Center, Earlsfort Terrace, Dublin 2, Ireland) by no later than 5:30 p.m. (Irish time) on 22 November 2016, and that any affidavit in support of any such appearance should be filed with the Central Office of the High Court, and served on the solicitors for Flamel and Avadel, by no later than 5:30 p.m. (Irish time) on 22 November 2016.

 Item 9.01                          Financial Statements and Exhibits.

(d) Exhibits

99.1	Court Order of the Irish High Court, dated October 24, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAMEL TECHNOLOGIES S.A

By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: November 17, 2016

Exhibit Index

Exhibit No.	Description
99.1	Court Order of the Irish High Court, dated October 24, 2016